UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2023

GOGO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-301-3271

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 1, 2023, the U.S. District Court for the Northern District of Illinois (the “Court”) granted preliminary approval of the proposed settlement (the “Proposed Settlement”) of the derivative actions captioned S.S.K. Nanduri, derivatively on behalf of Gogo Inc., v. Michael J. Small, et al., and Gogo Inc., No. 18 C 06524, and Michael Huttsenpiller, derivatively on behalf of Gogo Inc., v. Michael J. Small, et al., and Gogo Inc., No. 18 C 06547 (collectively, the “Derivative Actions”). The Proposed Settlement also resolves related claims based on: (i) a Delaware law inspection demand by stockholder Sujit Bakre (“Bakre”) and (ii) a litigation demand sent to the Board of Directors (the “Board”) of Gogo Inc. (the “Company”) by stockholder Thomas G. Conboy (“Conboy,” and, collectively with Bakre and the plaintiffs in the Derivative Actions, the “Stockholders”). The Proposed Settlement is subject to final approval by the Court.

As required by the preliminary approval order, the Notice of Proposed Derivative Settlement and of Settlement Hearing, dated February 10, 2023 (the “Notice”), and the Stipulation of Settlement, dated January 5, 2023 (the “Stipulation”), are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Notice and the Stipulation can also be accessed on the Company’s investor relations website, https://ir.gogoair.com. Other information contained in or accessible through the Company’s investor relations website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Subject to final approval of the Proposed Settlement by the Court, and in exchange for the release of all claims by the Stockholders and other Releasing Persons (as defined in the Stipulation), the dismissal of the Derivative Actions with prejudice and the withdrawal of the Bakre and Conboy demands, the Proposed Settlement involves the Company implementing certain corporate governance reforms and for attorneys’ fees and expenses of $875,000 to be paid to plaintiffs’ counsel by the Company’s insurer.

The information in this Item 7.01 of Form 8-K and Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice of Proposed Derivative Settlement and of Settlement Hearing.

99.2	Stipulation of Settlement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

Date: February 10, 2023	By:	/s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel and Secretary